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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 April 25, 2007
                        (Date of earliest event reported)
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                           DOUBLE-TAKE SOFTWARE, INC.
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                  001-33184            20-0230046
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 (State or other jurisdiction       (Commission        (I.R.S. Employer
       of Incorporation)            File Number)     Identification No.)

      257 TURNPIKE ROAD, SUITE 210
      SOUTHBOROUGH, MASSACHUSETTS                                   01772
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(Address of principal executive offices)                          (Zip Code)


                                  877-335-5674
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.
On April 25, 2007, Double-Take Software, Inc. issued a press release reporting financial results for the quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

(d) Exhibits


99.1 Double-Take Software, Inc. press release dated April 25, 2007, announcing financial results for the quarter ended March 31, 2007.

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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Double-Take Software, Inc.

Date: April 25, 2007       By:   S. CRAIG HUKE
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                                 S. Craig Huke
                                 Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX

99.1 Double-Take Software, Inc. press release dated April 25, 2007, announcing financial results for the quarter ended March 31, 2007.